UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2009

Coronado Corp.

(Exact name of registrant as specified in its charter)

Nevada

333-135037

98-0485668

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

Tibas del Correo, 50 metros Norte y 25 metros al Este,

                                                 San José, República de Costa Rica                                                  .

(Address of principal executive offices)

(Zip Code)

                                                                                702-987-1847

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

Effective March 31, 2009, the Company transferred ownership of its wholly-owned subsidiary, Bosque Tranquilo S.A., to Alejandro Quesada, a former officer and a current director of the Company, including all assets, title, interest and liabilities of the subsidiary.  In consideration of this transfer, Mr. Quesada has agreed to waive any claim to the $8,500 owed to him by the Company as of March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO CORP.

Date:  April 6, 2009

By:/s/ Floricel Leiton

Name:

Floricel Leiton

Title:

President